UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2008
Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Walton Dallas, Texas	75226

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 744-8801

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
     On February 28, 2008, Immediatek, Inc., or the Company, entered into an Agreement for Project Staffing Services with HDNet Fights, Inc., an affiliate of Radical Holdings LP, the sole owner of our Series A Convertible Preferred Stock and beneficial owner of Immediatek common stock representing 97.1% of the outstanding voting power of Immediatek. The Agreement for Project Staffing Services provides that the Company will provide personnel, as independent contractors on an hourly-fee basis, to perform computer software programming, system analysis, design, project management, consulting, and education and training for HDNet Fights, Inc. The description of the Agreement for Project Staffing Services contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement for Project Staffing Services, a copy of which is set forth as Exhibit 10.27 to this Current Report on Form 8-K and is incorporated herein by reference.
     On February 28, 2008, DiscLive, Inc., our wholly-owned subsidiary, entered into a letter agreement amending the Sublease dated February 21, 2007, by and between DiscLive, Inc. and HDNet LLC, an affiliate of Radical Holdings LP. Pursuant to the letter agreement amending the Sublease, DiscLive, Inc. will continue to sublease from HDNet LLC approximately 600 square feet of office space at 3030 Taylor Street, Dallas, Texas, which is otherwise known as 320 South Walton, Dallas, Texas. The rent is $900 per month, utilities included. The letter agreement extends the term of the Sublease until December 31, 2009. HDNet LLC leases this office space from Radical Computing, Inc., another affiliate of Radical Holdings LP. The letter agreement amending the Sublease is subject to the terms of the underlying lease, which includes the termination provisions. The description of the letter agreement amending the Sublease contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement amending the Sublease, a copy of which is set forth as Exhibit 10.28 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c) Shell company transactions.
Not applicable.
(d) Exhibits.

          The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-B and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit

10.27	Agreement for Project Staffing Services, dated February 28, 2008, by and between Immediatek, Inc. and HDNet Fights, Inc.

10.28	Letter agreement, dated February 28, 2008, amending Sublease, dated February 21, 2007, by and between DiscLive, Inc. and HDNet LLC.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc., a Nevada corporation

Date: February 28, 2008	By:	/s/ Darin Divinia
	Name:	Darin Divinia
	Title:	President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

10.27	Agreement for Project Staffing Services, dated February 28, 2008, by and between Immediatek, Inc. and HDNet Fights, Inc.

10.28	Letter agreement, dated February 28, 2008, amending Sublease, dated February 21, 2007, by and between DiscLive, Inc. and HDNet LLC.